UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2013

Your Event, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53164

Nevada	26-1375322
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1601 Pacific Coast Highway Suite 250, Hermosa Beach, CA	90254
(Address of principal executive offices)	(Zip Code)

310-698-0728

(Registrant’s telephone number, including area code)

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Issuance of 6,000,000 unregistered restricted shares

On August 30, 2013, Your Event, Inc. (the “Company” or the “Registrant”) issued 6,000,000 unregistered restricted shares of common stock to three shareholders of Infinity Holdings, a Japanese Company, to satisfy a debt obligation between the Company and Infinity Holdings. On March 20, 2013, the Corporation entered into a Business Consulting Agreement with Infinity Holdings, a Japanese company. Pursuant to the terms of the Agreement the Corporation is obligated to pay Infinity One Million Two Hundred Thousand ($1,200,000) Dollars [One Hundred and Twenty Million (¥120,000,000) Yen]. Infinity Holdings agreed to take this payment in the form of stock in the Corporation. The Board of Directors approved the issuance of 6,000,000 restricted shares to satisfy this obligation with Infinity Holdings. The shares were issued to the Infinity Holdings shareholders as follows: 3,500,000 restricted shares to Fumio Sebata (he purchased these shares from Infinity Holdings); 1,000,000 restricted shares to Yasuo Matsuo (he purchased these shares from Infinity Holdings); and 1,500,000 restricted shares to C-Five Management, Inc., a Japanese company who had a consulting agreement with Infinity Holdings and received Your Event’s shares as payment.

The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

Infinity Holdings, Inc., has a long-term pre-existing business relationship with the Company. We did not engage in any form of general solicitation or general advertising in connection with this transaction. Infinity Holdings was provided access to all material information, and were afforded access to our management in connection with this transaction. The shareholders acquired these securities for investment and not with a view toward distribution, acknowledging such intent to us. They understood the ramifications of their actions. The shares of common stock issued contained a legend restricting transferability absent registration or applicable exemption.

Issuance of 2,020,000 unregistered restricted shares

On August 30, 2013, the Company issued 2,020,000 unregistered restricted shares of common stock to Gaku Uehara in exchange for the forgiveness of a $468,713 debt the Company owed to Mr. Uehara. Mr. Uehara has agreed to tender the original note, marked paid and satisfied, upon the issuance of Company's shares.

The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

Mr. Uehara, the former President of Your Event, has a long-term pre-existing business relationship with the Company. We did not engage in any form of general solicitation or general advertising in connection with this transaction. Mr. Uehara was provided access to all material information, and was afforded access to our management in connection with this transaction. Mr. Uehara acquired these securities for investment. He understood the ramifications of his actions. The shares of common stock issued contained a legend restricting transferability absent registration or applicable exemption. Upon issuance, Mr. Uehara in a private transaction, transferred 500,000 of restricted shares to June Tsukamoto to satisfy a personal obligation.

Issuance of 2,363,835 unregistered restricted shares

On August 30, 2013, the Company issued 2,363,835 unregistered restricted shares of common stock to satisfy a debt obligation of $472,767 between the Company and Infinity Holdings. The debt holder agreed to tender their original note, marked paid and satisfied, upon the issuance of Your Event shares. Upon issuance, the shares were distributed as follows: 1,000,000 restricted shares to June Tsukamoto, Chairperson of the Company, who received these shares as payment for a consulting agreement between Infinity Holdings and Tsukamoto & Associates; 1,350,000 restricted shares to Aiki Kobayashi, a newly appointed Director of the Company who purchased these shares from Infinity Holdings; and 13,835 shares to Infinity Holdings, a Japanese company.

The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

These three shareholders have a long-term pre-existing business relationship with Infinity Holdings, who has a long-term pre-existing business relationship with Your Event. We did not engage in any form of general solicitation or general advertising in connection with this transaction. The three shareholders were provided access to all material information, and were afforded access to our management in connection with this transaction. The Infinity Holdings shareholders acquired these securities for investment and not with a view toward distribution, acknowledging such intent to us. They understood the ramifications of their actions. The shares of common stock issued contained a legend restricting transferability absent registration or applicable exemption.

As of August 30, 2013, the Company has 23,243,835 common shares issued and outstanding.

Item 5.01. Changes in Control of Registrant.

Based on the restricted shares issuances described in Item 3.02, these newly issued shares resulted in a change of control of the Registrant.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on August 30, 2013 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after September 3, 2013 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the U. S. Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of the Company's common stock. With the exception of Infinity Holdings, Inc., we do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock. Infinity Holdings has a stock option to purchase two (2) million restricted shares of Your Event (exercise price of $1) at any time during the next five years.

Name of Beneficial Owner and Position	Title of Class	Amount and Nature Of Beneficial Ownership	Percent Of Class(1)
June Tsukamoto (2) Chairperson	Common	3,300,000	14.2%
Takahito Yasuki CEO/Director	Common	0	0%
Masatoshi Suga CFO/Director	Common	500,000	2.1%
Yasuo Matsuo COO, Secretary and Director	Common	1,000,000	4.3%
Kioko Tsukamoto
Director	Common	600,000	2.6%
Aiki Kobayashi(3) Director	Common	1,350,000	5.8%

Fumio Sebata Director	Common	3,500,000	15.0%
Noboru Okuda(4) External Director	Common	1,500,000	6.4%
Yoshiharu Uchida(5)
Shareholder	Common	5,868,993	25.2%
Billion Sino (Asia) Ltd. (6) Shareholder	Common	1,651,007	7.1%
Gaku Uehara(7)
Shareholder	Common	1,520,000	6.5%
Directors and Officers as a Group
(8 Persons)	Common	11,750,000	50.4%

(1) Percent of Class is based on 23,243,835 common shares issued and outstanding.

(2) The number of shares does not include 600,000 common shares owned by Junko Top, the daughter of

June Tsukamoto. Note, Kioko Tsukamoto, is the daughter of June Tsukamoto.

(3) Aiki Kobayashi is an owner of Million Win Investments, a former Your Event shareholder, before they transferred their shares to their affiliated company Billion Sino that owns 1,651,007, shares not included in

Mr. Kobayashi ownership numbers.

(4) Noboru Okuda, is President of C-Five Management, that beneficially owns 1,500,000 shares of Your Event.

(5) Yoshiharu Uchida, 2-26-25 Kasuga-cho Nerima-Ward, Tokyo, Japan.

(6) Billion Sino, Unit 1006, 10F, Carnarvon Plaza, 20 Carnarvon Road Tsimshatsui, Kowloon, Hong Kong, P.R.C.

Choi Sio Man, CEO of Billion Sino is beneficial owner who has the ultimate voting control over the shares held this entity.

(7) Gaku Uehara, 5-18-7 Nishi Ogikita, Suginami-Ku, Tokyo, Japan.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 30, 2013, the Board of Directors accepted the resignation of Mr. Gaku Uehara, in his position as President of the Corporation. Mr. Uehara desires to pursue other interests and does not have any disagreements with the Corporation on any matter relating to its operations, policies or practices.

On August 30, 2013, the Board accepted the resignation of Mr. Masaya Konishi, in his position as CEO of the Corporation. Mr. Konishi desires to pursue other interests and does not have any disagreements with the Corporation on any matter relating to its operations, policies or practices.

On August 30, 2013, the Board of Directors of Your Event, Inc., unanimously approved five new Board members. The Board of Directors filled the Board vacancies with the nomination of Yasuo Matsuo as Director, Fumio Sebata as Director, Kioko Tsukamoto, as Director, Aiki Kobayashi as Director and Noboru Okuda, as External Director. Kioko Tsukamoto is the daughter of June Tsukamoto, the Chairperson of Your Event. Yasuo Matsuo, Fumio Sebata, Kioko Tsukamoto, Aiki Kobayashi and Norboru Okuda each accepted the nominations and the position of Director of the Company. They will hold these positions until their successor(s) shall be appointed and shall qualify or until the earlier of his death, resignation or removal in the manner provided for in the By-laws of the Corporation. The Board appointed Takahito Yasuki as CEO and Yasuo Matsuo to the position as COO and Secretary. The newly appointed officers serve at the pleasure of the Board, they will hold their positions until his successor(s) shall be appointed and shall qualify or until the earlier of their death, resignation or removal in the manner provided for in the By-laws of the Corporation.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held

June Tsukamoto	67	Chairperson
Takahito Yasuki	65	CEO, Director
Masatoshi Suga	37	CFO and Director
Yasuo Matsuo	61	COO, Secretary and Director
Kioko Tsukamoto	40	Director
Aiki Kobayashi	49	Director
Fumio Sebata	48	Director
Noboru Okuda	48	External Director

Biographies of the Management Team of Your Event, Inc.

June Tsukamoto, Chairperson

2001: Resigned from Mitsutomo International, Inc.

1995: Was appointed Chairperson and Executive Director of Mitsutomo International, Inc.

1986: Incorporated Mitsutomo, Inc. and was appointed President

1979: Incorporated KJ International, Inc.

Education

1964: Graduated from Nile C Kinnick High School, entered Sophia University in Japan, studied International Comparative Literature.

Takahito Yasuki, CEO, Director

2003 - Present: Incorporated PLAYPHONE, Inc., a mobile social game developing company in San Jose. Assumed the President position and continues to hold the title until present.

2001: Folded ROMSTAR, Inc.

1984 - 2001: Incorporated ROMSTAR, Inc., (Game selling company) in California and assumed the President position.

Education

Once studied at Osaka University of Commerce

Masatoshi Suga, Director, CFO
From 2011 to 2012, Mr. Suga was the Senior Executive Director of MandW JAPAN, Inc., a publication and website operation that also owns a beauty salon services. From 2009-2011, he was the Executive Director of J-TOP Industry Co., Ltd, and electric works company. From 2008-2011, he was the Executive Director of Fuji Holdings, Inc., an electric works company, and from 2003 to 2009 he was President of Elex Co., Ltd, an electric works company.

Yasuo Matsuo, COO, Secretary and Director

2008 – Present Viajes Japon, Mexico City, Mexico

1988 – 2007 Matsuo Corporation, Osaka, Japan

1981 – 1987 Cloverway, Inc. Long Beach, CA, U.S.A.

1974 – 1981 Adness Entertainment, LLC, Los Angeles, CA, U.S.A.

Education

Kyoto University of Foreign Studies, Kyoto, Japan. Spanish Major, graduated in 1974.

Kioko Tsukamoto, Director

2007-Present COO EXAMU Inc.(Tokyo, Japan)

2003 - 2006 Universal Music K.K. (Tokyo, Japan) Secretary to Managing Director of domestic division.

2002- 2010 Apple Computer Japan Co., Ltd. (Tokyo, Japan) Administrative Assistant

Personal assistant to a marketing manager.

1995 - 2002 G.P.M. Production Co., Ltd. (Tokyo, Japan) Secretary/ PR Assistant/ President.

Education

1991- 1995 Toyo Eiwa University Major in Social Sciences, Japan

Aiki Kobayashi, Director

2007- Present, CEO of Million Win Investment Ltd (Hong Kong), Japanese junket services at 11F Galaxy Star World(Macau VIP Club) &Wynn Resort Hotel(Gold Moon Club).

2005-2007, General Manager of Macau Resort Ltd., Japanese junket services at Galaxy Waldo(Carnival Club) & Galaxy grand Waldo(Sino VIP Club)

1999-2004, CEO of Shinwa Finance (Consumer Finance)

1991-1999, CEO of Oriental Homes (Developer & Sales of Real Estate In Including House & Land Etc.)

1989-1991, Sales Manager of Toyo Fudosan Co Ltd (Sales of Real Estate In Including House & Land Etc.)

1983-1988, Sales of TV PR of San Crieat Co Ltd (TV PR Production)

Education

1983. Graduated TOHO Gakuen (TV Producing Program), Japan

1981. Graduated IKUTA HIGASHI High School in Kanagawa, Japan

Fumio Sebata, Director

December, 2001 - Present, Incorporated ADNESS Co, Ltd. in Tokyo and was appointed President/CEO

February, 2007 - Present Incorporated Adness Entertainment (in Los Angeles) and was appointed President/CEO.

Education

March, 1983 Graduated from Ashikaga Gakuen High School

Noboru Okuda, Director

April, 2011 - Present, Director, C Five Holdings, Pte. Ltd., Director

President January, 2011 – Present, C Five Management, Inc.

November, 2010 - Present, STS Singapore, Ltd., President

May, 2009 – Present, Initia Star Asset Management, Inc., President

October, 2008 – May, 2011, STS Travel Inc. (Present: STS Inc.), President

2006 – 2007, Solid Acoustics Co., Ltd., President

2005 – 2008, Solid Human Technologies Inc., Chairman (Present: SHT Co., Ltd.)

2004 – 2005, NEXTGATE Inc., President

2001 – 2004, WebCAT Co., Ltd., President

1998 - 2000, NAC Communications Inc., Chairman

1995 - 1998, Astro Inc. / Be-Tech Inc. Vice President, President

1989 – 1995, NIKKO Commercial, Inc. (Present: JALUX Inc.)

1986 – 1989, Kokusai Kogyo Co., Ltd.

Education

Tokyo Institute of Tourism (Professional College), Shinjuku ward Tokyo

Graduated School March, 1986

Tokyo Metropolitan Chitosegaoka High School, Setagaya ward Tokyo

Graduated School March, 1983

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Your Event, Inc. Registrant

Date: September 3, 2013	/s/ Masatoshi Suga
Name: Masatoshi Suga Title: CFO and Director